UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 7, 2003




                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                13-3238402
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                     11797
(Address of principal executive offices)                        (Zip Code)



                                 (516) 677-7200
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS


           On May 7, 2003, Comverse Technology, Inc. announced the closing of $350 million principal amount of its Zero Yield Puttable Securities due 2023 and the repurchase of an additional $161.9 million principal amount of its 1.5% Convertible Senior Debentures. The Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           *99.1 Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended.

           -----------------
           * Filed herewith


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.


Dated: May 7, 2003                          /s/ David Kreinberg
                                           -------------------------------------
                                           Name:  David Kreinberg
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No. Description

           *99.1 Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended.

           ----------------
           * Filed herewith